Exhibit 99.1
Live Oak Bancshares, Inc. Reports First Quarter 2026 Results
WILMINGTON, NC, April 22, 2026 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported first quarter of 2026 net income attributable to common shareholders of $27.9 million, or $0.60 per diluted common share.
Live Oak’s performance in the quarter, compared to the fourth quarter of 2025 and first quarter of 2025, includes these notable items:
•Strong loan production of $1.37 billion accompanied by strong deposit growth of $146.4 million in the first quarter of 2026, with total assets growing by 1.1% and 12.5% to $15.30 billion compared to the fourth quarter of 2025 and first quarter of 2025, respectively
•Net interest income decreased 3.0% and increased 18.8% compared to the fourth quarter of 2025 and first quarter of 2025, respectively. Net interest margin decreased 11 basis points during the first quarter of 2026 from 3.38% for the fourth quarter of 2025 to 3.27% and increased 7 basis points compared to the first quarter of 2025
•Revenue (comprised of net interest income and noninterest income) decreased 15.9% and increased 18.4% compared to the fourth quarter of 2025 and first quarter of 2025, respectively, and noninterest expense decreased 4.3% and increased 5.6% compared to the fourth quarter of 2025 and first quarter of 2025, respectively, which generated a 28.1% decrease and 43.0% increase in pre-provision net revenue1 compared to the fourth quarter of 2025 and first quarter of 2025, respectively. The decrease in revenue and pre-provision net revenue1 compared to the fourth quarter of 2025 is largely related to a $24.1 million pre-tax gain related to the sale of Apiture, Inc. and $9.0 million gain arising from the sale of a portfolio investment in the fourth quarter of 2025
•Provision expense for credit losses of $20.1 million for the first quarter of 2026, decreased $1.7 million and $8.9 million compared to the fourth quarter of 2025 and first quarter of 2025, respectively
“We are pleased with the momentum we’ve carried into 2026. Our first quarter results reflect the strength of our differentiated model and our commitment to serving America’s small business owners,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “We delivered strong loan production, deposit growth, and stable credit performance during the quarter. We remain focused on our key initiatives, Live Oak Express and business checking, in addition to balance sheet strength and prudent capital management. We believe we are well positioned to support our customers, manage through a dynamic environment, and continue building long-term value for shareholders.”
Conference Call
Live Oak will host a conference call to discuss the Company's financial results and business outlook tomorrow, April 23, 2026, at 9:00 a.m. ET. The call will be accessible by telephone and webcast using Conference ID: 98602. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 800.549.8228
International: +1 646.564.2877
Pass Code: None Required
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Multi-Factor Code: Provided After Registration
(1)See accompanying GAAP to Non-GAAP Reconciliation.

First Quarter 2026 Key Measures

(Dollars in thousands, except per share data)				1Q 2026 Change vs.
				4Q 2025		1Q 2025
	1Q 2026	4Q 2025	1Q 2025	$	%	$	%
Total revenue (1)	$145,474	$172,907	$122,903	$(27,433)	(15.9)%	$22,571	18.4%
Total noninterest expense	85,293	89,153	80,807	(3,860)	(4.3)	4,486	5.6
Provision for credit losses	20,100	21,845	28,964	(1,745)	(8.0)	(8,864)	(30.6)
Income before taxes	40,081	61,909	13,132	(21,828)	(35.3)	26,949	205.2
Effective tax rate	25.3%	25.5%	26.4%	n/a	n/a	n/a	n/a
Net income attributable to common shareholders	$27,946	$44,116	$9,717	$(16,170)	(36.7)%	$18,229	187.6%
Diluted earnings per common share	0.60	0.95	0.21	(0.35)	(36.8)	0.39	185.7
Loan and lease production	1,368,311	1,638,113	1,396,223	(269,802)	(16.5)	(27,912)	(2.0)
Total loans and leases	12,593,529	12,393,677	11,061,866	199,852	1.6	1,531,663	13.8
Total assets	15,300,033	15,134,778	13,595,704	165,255	1.1	1,704,329	12.5
Total deposits	13,835,058	13,688,659	12,395,945	146,399	1.1	1,439,113	11.6
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; risks relating to the deployment and use of artificial intelligence by the Company, its customers, and counterparties; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.202.6926
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					1Q 2026 Change vs.
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2025	1Q 2025
Interest income						%	%
Loans and fees on loans	$214,129	$218,852	$211,599	$204,513	$195,616	(2.2)	9.5
Investment securities, taxable	13,009	12,679	12,175	11,648	11,089	2.6	17.3
Other interest earning assets	6,726	8,124	7,654	8,123	6,400	(17.2)	5.1
Total interest income	233,864	239,655	231,428	224,284	213,105	(2.4)	9.7
Interest expense
Deposits	112,847	114,879	114,266	113,380	110,888	(1.8)	1.8
Borrowings	1,617	1,656	1,677	1,683	1,685	(2.4)	(4.0)
Total interest expense	114,464	116,535	115,943	115,063	112,573	(1.8)	1.7
Net interest income	119,400	123,120	115,485	109,221	100,532	(3.0)	18.8
Provision for credit losses	20,100	21,845	22,242	23,252	28,964	(8.0)	(30.6)
Net interest income after provision for credit losses	99,300	101,275	93,243	85,969	71,568	(2.0)	38.7
Noninterest income
Loan servicing revenue	9,094	9,227	8,812	8,565	8,298	(1.4)	9.6
Loan servicing asset revaluation	(3,487)	(3,932)	(4,360)	(3,057)	(4,728)	11.3	26.2
Net gains on sales of loans	15,425	12,313	17,099	17,570	15,438	25.3	(0.1)
Net (loss) gain on loans accounted for under the fair value option	(1,165)	1,518	(350)	1,082	(1,034)	(176.7)	(12.7)
Equity method investments (loss) income	(817)	23,812	(1,470)	(2,716)	(2,239)	(103.4)	63.5
Equity security investments gains, net	—	4,691	18	1,004	20	(100.0)	(100.0)
Lease income	2,135	2,196	2,179	3,103	2,573	(2.8)	(17.0)
Other noninterest income	4,889	(38)	4,917	4,904	4,043	12,965.8	20.9
Total noninterest income	26,074	49,787	26,845	30,455	22,371	(47.6)	16.6
Noninterest expense
Salaries and employee benefits	49,354	47,988	49,910	46,008	45,529	2.8	8.4
Travel expense	1,463	1,715	1,618	1,634	2,064	(14.7)	(29.1)
Professional services expense	2,516	2,855	1,999	2,874	3,024	(11.9)	(16.8)
Advertising and marketing expense	3,051	2,298	1,839	4,420	3,665	32.8	(16.8)
Occupancy expense	2,410	2,317	2,339	2,369	2,737	4.0	(11.9)
Technology expense	9,749	13,397	10,234	10,066	9,251	(27.2)	5.4
Equipment expense	3,693	3,677	3,320	3,685	3,745	0.4	(1.4)
Other loan origination and maintenance expense	5,919	4,917	4,777	4,190	4,585	20.4	29.1
Renewable energy tax credit investment impairment	—	129	336	270	—	(100.0)	—
FDIC insurance	4,401	3,933	3,643	3,545	3,551	11.9	23.9
Other expense	2,737	5,927	3,501	6,161	2,656	(53.8)	3.0
Total noninterest expense	85,293	89,153	83,516	85,222	80,807	(4.3)	5.6
Income before taxes	40,081	61,909	36,572	31,202	13,132	(35.3)	205.2
Income tax expense	10,134	15,787	10,106	7,815	3,464	(35.8)	192.6
Net income	29,947	46,122	26,466	23,387	9,668	(35.1)	209.8
Net loss attributable to non-controlling interest	93	88	50	41	49	5.7	89.8
Net income attributable to Live Oak Bancshares, Inc.	30,040	46,210	26,516	23,428	9,717	(35.0)	209.1
Preferred stock dividends	2,094	2,094	954	—	—	—	100.0
Net income attributable to common shareholders	$27,946	$44,116	$25,562	$23,428	$9,717	(36.7)	187.6
Earnings per common share
Basic	$0.61	$0.96	$0.56	$0.51	$0.21	(36.5)	190.5
Diluted	$0.60	$0.95	$0.55	$0.51	$0.21	(36.8)	185.7
Weighted average shares outstanding
Basic	46,138,609	45,906,268	45,780,794	45,634,741	45,377,965
Diluted	46,509,040	46,298,408	46,216,958	45,795,608	45,754,499

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					1Q 2026 Change vs.
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2025	1Q 2025
Assets						%	%
Cash and due from banks	$816,135	$864,904	$892,445	$662,755	$744,263	(5.6)	9.7
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,434,538	1,427,401	1,373,219	1,325,206	1,312,680	0.5	9.3
Loans held for sale	435,313	420,055	360,693	350,791	367,955	3.6	18.3
Loans and leases held for investment (1)	12,158,216	11,973,622	11,554,818	11,014,055	10,693,911	1.5	13.7
Allowance for credit losses on loans and leases	(193,279)	(192,264)	(185,700)	(182,231)	(190,184)	(0.5)	(1.6)
Net loans and leases	11,964,937	11,781,358	11,369,118	10,831,824	10,503,727	1.6	13.9
Premises and equipment, net	235,329	240,203	241,140	246,493	259,113	(2.0)	(9.2)
Foreclosed assets	12,005	8,208	11,024	6,318	2,108	46.3	469.5
Servicing assets	64,677	63,155	62,491	60,359	56,911	2.4	13.6
Other assets	336,849	329,244	355,522	347,212	348,697	2.3	(3.4)
Total assets	$15,300,033	$15,134,778	$14,665,902	$13,831,208	$13,595,704	1.1	12.5
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$510,917	$515,051	$494,019	$393,393	$386,108	(0.8)	32.3
Interest-bearing	13,324,141	13,173,608	12,796,704	12,201,397	12,009,837	1.1	10.9
Total deposits	13,835,058	13,688,659	13,290,723	12,594,790	12,395,945	1.1	11.6
Borrowings	99,746	102,404	105,045	107,659	110,247	(2.6)	(9.5)
Other liabilities	83,468	89,609	67,585	61,494	58,065	(6.9)	43.7
Total liabilities	14,018,272	13,880,672	13,463,353	12,763,943	12,564,257	1.0	11.6
Shareholders’ equity
Preferred stock	96,266	96,266	96,266	—	—	—	100.0
Class A common stock (voting)	392,258	388,389	383,288	377,953	370,513	1.0	5.9
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	836,444	809,885	770,820	746,450	724,215	3.3	15.5
Accumulated other comprehensive loss	(47,352)	(44,672)	(52,151)	(61,514)	(67,698)	(6.0)	30.1
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,277,616	1,249,868	1,198,223	1,062,889	1,027,030	2.2	24.4
Non-controlling interest	4,145	4,238	4,326	4,376	4,417	(2.2)	(6.2)
Total shareholders' equity	1,281,761	1,254,106	1,202,549	1,067,265	1,031,447	2.2	24.3
Total liabilities and shareholders’ equity	$15,300,033	$15,134,778	$14,665,902	$13,831,208	$13,595,704	1.1	12.5
(1)Includes $244.9 million, $260.6 million, $280.3 million, $303.8 million and $316.8 million loans measured at fair value for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
Income Statement Data
Net income attributable to common shareholders	$27,946	$44,116	$25,562	$23,428	$9,717
Per Common Share
Net income, diluted	$0.60	$0.95	$0.55	$0.51	$0.21
Dividends declared - common	0.03	0.03	0.03	0.03	0.03
Book value per common share	25.55	25.06	24.03	23.36	22.62
Tangible book value per common share (1)	25.46	24.97	23.96	23.29	22.55
Performance Ratios
Return on average assets (annualized)	0.74%	1.19%	0.72%	0.68%	0.30%
Return on average common equity (annualized)	9.39	15.25	9.32	8.85	3.78
Net interest margin	3.27	3.38	3.33	3.28	3.20
Efficiency ratio (1)	58.63	51.56	58.68	61.01	65.75
Noninterest income to total revenue	17.92	28.79	18.86	21.80	18.20
Selected Loan Metrics
Loans and leases originated	$1,368,311	$1,638,113	$1,648,711	$1,526,592	$1,396,223
Outstanding balance of sold loans serviced	5,943,787	5,599,724	5,563,363	5,321,284	4,949,962
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.62%	1.64%	1.65%	1.70%	1.83%
Net charge-offs (3)	$18,585	$13,739	$16,816	$31,445	$6,774
Net charge-offs to average loans and leases held for investment (2) (3)	0.63%	0.48%	0.61%	1.19%	0.27%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$116,791	$101,371	$76,887	$59,555	$99,907
Guaranteed	327,409	399,786	379,381	336,777	322,993
Total	444,200	501,157	456,268	396,332	422,900
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	0.98%	0.87%	0.68%	0.56%	0.96%

Nonperforming loans at fair value (4)
Unguaranteed	$6,884	$7,715	$6,775	$8,873	$9,938
Guaranteed	54,679	53,887	54,887	60,453	58,100
Total	61,563	61,602	61,662	69,326	68,038
Unguaranteed nonperforming fair value loans to fair value loans held for investment (4)	2.81%	2.96%	2.42%	2.92%	3.14%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	10.63%	10.53%	10.51%	10.67%	10.67%
Tier 1 leverage capital (to average assets)	8.47	8.48	8.57	7.90	8.03
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended March 31, 2026			Three Months Ended December 31, 2025			Three Months Ended March 31, 2025
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$729,938	$6,726	3.74%	$803,095	$8,124	4.01%	$581,267	$6,400	4.47%
Investment securities	1,492,023	13,009	3.54	1,465,824	12,679	3.43	1,379,797	11,089	3.26
Loans held for sale	514,501	9,792	7.72	420,809	8,240	7.77	407,953	8,612	8.56
Loans and leases held for investment (1)	12,081,396	204,337	6.86	11,777,219	210,612	7.09	10,388,872	187,004	7.30
Total interest-earning assets	14,817,858	233,864	6.40	14,466,947	239,655	6.57	12,757,889	213,105	6.77
Less: Allowance for credit losses on loans and leases	(190,522)			(186,252)			(165,320)
Noninterest-earning assets	547,970			546,969			534,133
Total assets	$15,175,306			$14,827,664			$13,126,702
Interest-bearing liabilities:
Savings	$6,910,397	$55,420	3.25%	$6,833,148	$57,668	3.35%	$5,540,147	$51,604	3.78%
Certificates of deposit	5,730,803	53,337	3.77	5,498,643	52,888	3.82	5,563,004	55,235	4.03
Other interest-bearing deposits	579,330	4,090	2.86	559,101	4,323	3.07	478,399	4,049	3.43
Total deposits	13,220,530	112,847	3.46	12,890,892	114,879	3.54	11,581,550	110,888	3.88
Borrowings	103,329	1,617	6.35	104,219	1,656	6.30	111,919	1,685	6.11
Total interest-bearing liabilities	13,323,859	114,464	3.48	12,995,111	116,535	3.56	11,693,469	112,573	3.90
Noninterest-bearing deposits	491,301			492,501			342,482
Noninterest-bearing liabilities	69,596			82,684			58,739
Shareholders' equity	1,286,313			1,253,043			1,027,547
Non-controlling interest	4,237			4,325			4,465
Total liabilities and shareholders' equity	$15,175,306			$14,827,664			$13,126,702
Net interest income and interest rate spread		$119,400	2.92%		$123,120	3.01%		$100,532	2.87%
Net interest margin			3.27			3.38			3.20
Ratio of average interest-earning assets to average interest-bearing liabilities			111.21%			111.33%			109.10%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
Total shareholders’ equity	$1,281,761	$1,254,106	$1,202,549	$1,067,265	$1,031,447
Less:
Preferred stock	96,266	96,266	96,266	—	—
Non-controlling interest	4,145	4,238	4,326	—	—
Total common shareholders' equity	$1,181,350	$1,153,602	$1,101,957	$1,067,265	$1,031,447
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	2,089	2,165	1,453	1,491	1,529
Tangible common shareholders’ equity (a)	$1,177,464	$1,149,640	$1,098,707	$1,063,977	$1,028,121
Shares outstanding (c)	46,240,691	46,032,402	45,855,739	45,686,081	45,589,633
Total assets	$15,300,033	$15,134,778	$14,665,902	$13,831,208	$13,595,704
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	2,089	2,165	1,453	1,491	1,529
Tangible assets (b)	$15,296,147	$15,130,816	$14,662,652	$13,827,920	$13,592,378
Tangible common shareholders’ equity to tangible assets (a/b)	7.70%	7.60%	7.49%	7.69%	7.56%
Tangible book value per common share (a/c)	$25.46	$24.97	$23.96	$23.29	$22.55
Efficiency ratio:
Noninterest expense (d)	$85,293	$89,153	$83,516	$85,222	$80,807
Net interest income	119,400	123,120	115,485	109,221	100,532
Noninterest income	26,074	49,787	26,845	30,455	22,371
Total revenue (e)	$145,474	$172,907	$142,330	$139,676	$122,903
Efficiency ratio (d/e)	58.63%	51.56%	58.68%	61.01%	65.75%
Pre-provision net revenue (e-d)	$60,181	$83,754	$58,814	$54,454	$42,096
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.